UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   November 9, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48034 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 — Unregistered Sales of Equity Securities.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Restricted Stock Award Agreement
Press Release

Section 3 — Securities and Trading Markets
Item 3.02 — Unregistered Sales of Equity Securities.
On November 9, 2006, Lear Corporation (the “Company”) issued a press release announcing (i) that its previously announced proposed offering of 8,695,653 shares of common stock to certain funds affiliated with Carl C. Icahn (as more fully described in the Company’s Current Report on Form 8-K dated October 17, 2006 (the “Prior 8-K”)), was consummated on November 9, 2006, and (ii) that Vincent J. Intrieri was elected to its Board of Directors on November 9, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On November 9, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Lear Corporation (“Lear,” or the “Company”) approved awards consisting of restricted stock units (“RSUs”) and stock-settled stock appreciation rights (“SARs”) and preliminary awards of cash-settled performance units (“Performance Units”) under the Company’s Long-Term Stock Incentive Plan to certain officers and key employees. These awards were structured such that recipients received 35% of the total award value in the form of RSUs, 35% in SARs and the remaining 30% in Performance Units. Robert E. Rossiter, the Company’s Chairman and Chief Executive Officer, received 23,626 RSUs and 70,875 SARs, James H. Vandenberghe, Vice Chairman and Chief Financial Officer, received 13,126 RSUs and 39,375 SARs, Douglas G. DelGrosso, President and Chief Operating Officer, received 13,126 RSUs and 39,375 SARs, and Daniel A. Ninivaggi, Executive Vice President, Secretary and General Counsel, received 10,150 RSUs and 30,450 SARs. The SARs will vest and become exercisable on the third anniversary of the grant date. The grants of RSUs and SARs are otherwise materially consistent with prior RSU and SAR awards previously disclosed by the Company in 2005.
The Performance Unit awards will be finalized in early 2007. Payouts of cash under the Performance Units will be made at the end of the 2007-2009 performance period if and to the extent that certain targeted levels of performance are met during this performance period. Specific performance measures, target levels of such measures and other terms and conditions of the Performance Unit awards will be determined by the Compensation Committee and communicated to participants in the first fiscal quarter of 2007.
(b) As previously disclosed in the Company’s Current Report on Form 8-K dated August 22, 2006, Mr. Ninivaggi was promoted to his current position on August 21, 2006. No salary adjustment was made at that time. In light of this promotion and the increased responsibilities Mr. Ninivaggi has assumed, on November 9, 2006, the Compensation Committee approved (i) an increase in his annual base salary from $500,000 to $700,000 effective August 21, 2006 and (ii) awards of restricted shares of the Company’s common stock (“Restricted Stock”) to Mr. Ninivaggi. The Restricted Stock award consists of a grant of shares with a market value of $300,000 on November 9, 2006 and a grant of shares with a market value of $200,000 on January 31, 2007, contingent on continued employment at Lear through such date. The Restricted Stock, net of shares withheld to satisfy tax obligations, will be vested on the respective grant dates but may not be sold or transferred by Mr. Ninivaggi during his employment by the

Company prior to January 31, 2008. The other terms and conditions of the Restricted Stock award are contained in the Restricted Stock Award Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
(c) On November 9, 2006, the Board of Directors of the Company elected Vincent J. Intrieri to the Board of Directors. Mr. Intrieri was elected to the Board of Directors pursuant to the terms of the Stock Purchase Agreement, dated as of October 17, 2006 (the “Purchase Agreement”), among Icahn Partners LP, Icahn Partners Master Fund LP and Koala Holding LLC (collectively, the “Icahn Stockholders”) and the Company. As disclosed in more detail in the Prior 8-K, pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Icahn Stockholders 8,695,653 shares of Lear’s common stock for an aggregate purchase price of approximately $200,000,000. The Purchase Agreement permitted the Icahn Stockholders to designate one person to serve on Lear’s board of directors for so long as the Icahn Stockholders retain a direct or indirect interest in at least 15% of Lear’s outstanding common stock. Mr. Intrieri’s initial term expires at the Company’s 2008 annual meeting of stockholders. Mr. Intrieri has not yet been appointed to any committees of the Board of Directors.
Mr. Intrieri has been affiliated with Icahn Associates Corp. since 1998. Since July 2006, Mr. Intrieri has been a director of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., affiliates of Mr. Carl C. Icahn. Since November 2004, Mr. Intrieri has been Senior Managing Director of Icahn Partners LP and Icahn Partners Master Fund LP, private investment funds controlled by Mr. Icahn which are both parties to the Purchase Agreement. From 1998 to March 2003, Mr. Intrieri served as portfolio manager for Icahn Associates Corp. Mr. Intrieri has also served as the Senior Managing Director of other entities owned and controlled by Mr. Icahn. He is the President and Chief Executive Officer of Philip Services Corporation, a director of American Railcar Industries, Inc. and a director of XO Holdings, Inc., each affiliated with Mr. Icahn. He is also the Chairman of the Board of Viskase Companies, Inc., a public company in which Mr. Icahn holds an interest. Mr. Intrieri received a Bachelor of Science degree from The Pennsylvania State University.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
10.1	Restricted Stock Award Agreement dated November 9, 2006.

99.1	Press Release of Lear Corporation issued November 9, 2006.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: November 14, 2006	By:	/s/ James H. Vandenberghe
		Name:	James H. Vandenberghe
		Title:	Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restricted Stock Award Agreement dated November 9, 2006.
99.1	Press Release of Lear Corporation issued November 9, 2006.

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